652 PA-2

                         SUPPLEMENT DATED APRIL 30, 2003
                              TO THE PROSPECTUS OF
              FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND
                               DATED APRIL 1, 2003



      The Supplement dated April 1, 2003, is withdrawn as of May 1, 2003. The disclosure relating to the Fund's investment manager included in the printed prospectus dated April 1, 2003 is effective May 1, 2003.

      Please keep this supplement for future reference